UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 2, 2009

ON4 COMMUNICATIONS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE
(State or other jurisdiction of incorporation)

Commission File Number: 000-53666

10575 N.114th Street, Suite 103
Scottsdale, AZ  85259
(Address of principal executive offices)

604.632.1700
(Registrant’s telephone number, including area code)

Sound Revolution Inc.
925 West Georgia Street, Suite 1820
Vancouver, British Columbia
Canada V6C 3L2
(Former name and address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws: Change in Fiscal Year

On July 2, 2009 Sound Revolution Inc. (the “Company”) filed a Certificate of Amendment of Certificate of Incorporation with the Delaware Secretary of State to change its name to On4 Communications.

Due to an administrative delay on the part of FINRA to assign the merged company a new ticker symbol, it will continue to be quoted on the OTC Bulleting Board under its former name: Sound Revolution Inc., until such time as the name change has been processed and the Company is assigned a new symbol.

Exhibit 3.1	Certificate of Amendment filed with the Delaware Secretary of State on July 2, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 27, 2009	On4 Communications, Inc.
(Registrant)

By:	/s/ Penny Green
Penny Green
President, Chief Executive Officer, Chief Financial Officer, Principal Accounting Officer, Treasurer, Secretary